UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2006

____________________

THE QUIGLEY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	0-21617	23-2577138
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kells Building, 621 Shady Retreat Road, P.O. Box 1349, Doylestown, PA 18901
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (215) 345-0919

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 23, 2006, The Quigley Corporation (the “Company”) issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2005. The full text of the press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 8.01	Other Events.

On February 23, 2006, the Company issued a press release providing updates on the status of its pharmaceutical pipeline. The full text of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit No.		Description
99.1

Press Release dated February 23, 2006 reporting fourth quarter and fiscal year ended December 31, 2005 preliminary unaudited earnings and updates on the status of the Company’s pharmaceutical pipeline.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE QUIGLEY CORPORATION
(Registrant)

Date: February 27, 2006
	By:	/s/ George J. Longo
	Name:	George J. Longo
	Title:	Vice President and Chief Financial Officer